SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[x] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                    MAS FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                      same
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

[Date]

Dear Shareholder:

         The enclosed proxy statement relates to a Special Meeting of the Shareholders of MAS Funds (the "Fund"). On February 4, 1997, Morgan Stanley Group Inc., the parent corporation of Miller Anderson & Sherrerd, LLP ("MAS"), the Fund's investment adviser, and Dean Witter, Discover & Co. entered into an Agreement and Plan of Merger. Pursuant to the merger agreement, MAS will become an indirect subsidiary of the merged company, which will be named Morgan Stanley, Dean Witter, Discover & Co. MAS will continue to provide the Fund with investment advisory and management services following the merger. The purposes of the Special Meeting are to permit the Fund's shareholders to (i) consider a new investment advisory agreement with MAS to take effect following the merger, which will be identical to the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination; (ii) vote for the election of six Trustees to the Fund's Board of Trustees; and (iii) and ratify the current Board of Trustees' selection of the Fund's independent accountant. Shareholders of the Domestic Fixed Income Portfolio and the Fixed Income Portfolio II also will be asked to approve an amendment to those Portfolios' investment objectives.

         The attached proxy statement seeks shareholder approval on these proposals. Please read carefully the full proxy statement. Enclosed you will find a brief question-and-answer section for your convenience.

                  Your vote is important and your participation
             in the governance of your Fund does make a difference.

         The proposals have been unanimously approved by the Fund's Board of Trustees, including the Independent Trustees, who recommend you vote "FOR" each of the proposals. Your immediate response will help save on the costs of additional solicitations. We look forward to your participation, and we thank you for your continued confidence in MAS Funds.

         PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                                     Sincerely,



                                                     [Name]
                                                     [Title]

                                    MAS FUNDS
                                One Tower Bridge
                           West Conshohocken, PA 19428

                          NOTICE OF SPECIAL MEETING OF
                                  SHAREHOLDERS

                                 March __, 1997

         A Special Meeting of Shareholders (the "Meeting") of MAS Funds (the "Fund"), will be held at the offices of the Fund, One Tower Bridge, West Conshohocken, Pennsylvania 19428, on May 1, 1997, at 10:00 a.m., local time, for the following purposes:

         I. To consider and vote upon a proposal to approve a new investment advisory agreement between the Fund and Miller Anderson & Sherrerd, LLP.

         II. To consider and vote upon a proposal to elect six Trustees to the Fund's Board of Trustees.

         III. To consider and vote upon a proposal to ratify the Board of Trustees' selection of Price Waterhouse LLP as the Fund's independent accountants.

         IV. For Shareholders of the Domestic Fixed Income Portfolio to consider and vote upon a change in the Portfolio's investment objective to permit the Portfolio to invest in a broader range of investment grade fixed income securities.

         V. For Shareholders of the Fixed Income Portfolio II to consider and vote upon a change in the Portfolio's investment objective to permit the Portfolio to invest in a broader range of investment grade fixed income securities.

         VI. To transact such other business as may properly come before the Meeting or any adjournments thereof.

         All Shareholders are cordially invited to attend the Meeting. Regardless of whether you plan to attend the Meeting, please complete, sign and date the enclosed Proxy and return it promptly in the enclosed envelope so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time. Shareholders of record at the close of business on March 10, 1997 are entitled to notice of and to vote at this Meeting or any adjournment thereof.

                                           By Order of the Board of Trustees


                                           John H. Grady, Jr.
                                           Secretary

[Date]

         THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-354-8185 OR BY WRITING TO THE FUND AT ONE TOWER BRIDGE, WEST CONSHOHOCKEN, PA 19428.

         IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

         THE BOARD OF TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

         o        FOR approval of the new investment advisory agreement;

         o        FOR the election of the six proposed Trustees;

         o FOR ratification of the Trustees' selection of the independent accountants.

         o FOR the change in the investment objective of the Domestic Fixed Income Portfolio.

         o FOR the change in the investment objective of the Fixed Income Portfolio II.


                             YOUR VOTE IS IMPORTANT
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                 PROXY STATEMENT

                                    MAS FUNDS

                                ONE TOWER BRIDGE
                           WEST CONSHOHOCKEN, PA 19428

                         SPECIAL MEETING OF SHAREHOLDERS

                                   MAY 1, 1997

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of MAS Funds (the "Fund") of proxies to be voted at a Special Meeting of Shareholders and all adjournments thereof (the "Meeting"), to be held at the offices of the Fund on May 1, 1997 at 10:00 a.m. The approximate mailing date of this proxy statement and accompanying form of proxy is March __, 1997.

         The primary purpose of the Meeting is to permit the Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions (the "Merger") contemplated by an Agreement and Plan of Merger, dated as of February 4, 1997 (the "Merger Agreement"), between Morgan Stanley Group Inc. ("MS Group"), the indirect parent of the Fund's investment adviser, Miller Anderson & Sherrerd, LLP ("MAS"), and Dean Witter, Discover & Co. ("Dean Witter Discover"). Pursuant to the Merger Agreement, MAS will become an indirect subsidiary of the merged company, which will be called Morgan Stanley, Dean Witter, Discover & Co. The Fund's New Advisory Agreement is identical to the Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and terminations.

         All Shareholders of the Fund are entitled to vote on Proposals I, II, and III. Proposal IV requires action by Shareholders of the Domestic Fixed Income Portfolio. Proposal V requires action by Shareholders of the Fixed Income Portfolio II. The summary voting table below sets forth all of the proposals to be acted upon and indicates which Portfolio Shareholders are asked to vote with respect to each proposal.


                  Proposal          Portfolio(s)
                  --------          ------------
                  I, II, III        All Portfolios
                  IV                Domestic Fixed Income
                  V                 Fixed Income II

         The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund on request. Requests should be directed to the Fund at One Tower Bridge, West Conshohocken, Pennsylvania 19428 or by calling (800) 354-8185.

         Shareholders of record at the close of business on March 10, 1997 are entitled to vote at the Meeting and at any adjourned session. Each share is entitled to one vote. As of the record date, the total number of shares issued and outstanding for the Fund was ______________, of which the following were issued and outstanding for each Portfolio:


Portfolio                     Shares Outstanding     Portfolio                     Shares Outstanding
---------                     ------------------     ---------                     ------------------
Advisory Foreign Fixed Income                        Intermediate Duration
Advisory Mortgage                                    International Equity
Balanced                                             International Fixed Income
Balanced Plus                                        Limited Duration
Cash Reserves                                        Mid Cap Growth
Domestic Fixed Income                                Mid Cap Value
Emerging Markets                                     Mortgage-Backed Securities
Equity                                               Multi-Asset-Class
Fixed Income                                         Municipal
Fixed Income II                                      PA Municipal
Global Fixed Income                                  Small Cap Value
Growth                                               Special Purpose Fixed Income
High Yield                                           Value

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote as recommended by the Board of Trustees. Proxies may be revoked at any time before they are exercised by the subsequent execution and submission of a revised proxy, by written notice of revocation to the Secretary of the Fund, or by voting in person at the Meeting. Abstentions and proxies signed and returned by brokers without voting on a proposal ("broker non-votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against any Proposal to which they relate.

         If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies with respect to the proposals. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposals. They will vote against any such adjournment those proxies required to be voted against the proposals.

Required Vote

         Each Proposal requires a "vote of a majority of the outstanding voting securities." However, as required by the Investment Company Act of 1940 ("1940 Act"), "majority" is defined differently for each Proposal.

         Proposal I. Shareholders of each Portfolio vote separately. Approval of the New Advisory Agreement by Shareholders of a Portfolio requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Portfolio entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

         Proposal II. The six persons receiving the largest number of votes (i.e., a plurality), whether voted in person or by proxy, at the Meeting will be elected as Trustees of the Fund.

         Proposal III. The vote of a simple majority of the shares of the Fund voted in person or by proxy at the Meeting is required for the ratification of the selection of the independent accountants.

         Proposals IV and V. Approval of the proposed amendments to the investment objectives of the Domestic Fixed Income Portfolio and Fixed Income Portfolio II requires the affirmative vote of the lesser of (i) 67% or more of the shares of the relevant Portfolio entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the relevant Portfolio entitled to vote thereon.

PROPOSAL I:  APPROVAL OF A NEW ADVISORY CONTRACT

Miller Anderson & Sherrerd, LLP

         MAS has been in the investment advisory business since 1969, and as of ___________, 1997 had approximately $__ billion in assets under management. MAS is registered under the Investment Advisers Act of 1940. After consummation of the Merger, MAS will continue to be registered under the Investment Advisers Act and will employ the same key personnel as it did prior to the Merger.

         On January 3, 1996, MS Group acquired MAS in a transaction in which Morgan Stanley Asset Management Holdings Inc. ("MSAM Holdings"), an indirect wholly owned subsidiary of MS Group, became the sole general partner of MAS. MSAM Holdings' address is 1221 Avenue of the Americas, New York, NY 10020. MSAM Holdings and two other wholly owned subsidiaries of MS Group are also the limited partners of MAS.

         The principal executive officers of MAS are Thomas L. Bennett, Gary G. Schlarbaum, Marna C. Whittington, and Richard B. Worley, each of whom is a member of MAS's Executive Committee and a Managing Director of Morgan Stanley & Co., Incorporated ("Morgan Stanley"). The principal business address of each is One Tower Bridge, West Conshohocken, Pennsylvania 19428.

         MAS also serves as administrator to the Fund under an Administration Agreement dated as of January 3, 1996. As Administrator, MAS receives an annual fee of 0.08% of the Fund's average daily net assets and is responsible for all fees payable under any sub-administration and transfer agency agreements. During the fiscal year ended September 30, 1996, the Fund paid MAS in the aggregate $_________ under the Administration Agreement.

         In addition to serving as investment adviser to the Fund, MAS serves as the investment adviser or subadviser to certain other registered investment companies with similar investment objectives as the Fund and its Portfolios. These investment companies have separate boards of directors from the Fund's Board. The table provided at Annex B provides the name of each of these funds or portfolios, and the approximate net assets of, and the annual advisory fee payable by, each fund or portfolio.

Information Concerning Morgan Stanley Group

         MS Group and various of its directly or indirectly owned subsidiaries, including Morgan Stanley, a registered broker-dealer and investment adviser, and Morgan Stanley International, provide a wide range of financial services on a global basis. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring, real estate, project finance and other corporate finance advisory activities; merchant banking and other principal investment activities; stock brokerage and research services; asset management; the trading of foreign exchange and commodities as well as derivatives on a broad range of asset categories, rates, and indices; real estate advice, financing and investing; and global custody, securities clearance services and securities lending.

Information Concerning Dean Witter, Discover & Co.

         Dean Witter Discover is a diversified financial services company offering a broad range of nationally marketed credit and investment products with a primary focus on individual customers. Dean Witter Discover has two principal lines of business: credit services and securities. Its credit services business consists primarily of the issuance, marketing and servicing of general purpose credit cards and the provision of transaction processing services, private-label credit card services and real estate secured loans. It is the largest single issuer of general purpose credit cards in the United States as measured by number of accounts and cardmembers and the third largest originator and servicer of credit card receivables, as measured by managed loans. Dean Witter Discover's securities business is conducted primarily through its wholly-owned subsidiaries, Dean Witter Reynolds Inc. ("DWR") and Dean Witter InterCapital Inc. ("Intercapital"). DWR is a full-service securities firm offering a wide variety of securities products to serve the investment needs of its individual clients through over 9,100 professional account executives located in 371 branch offices. DWR is among the largest members of the New York Stock Exchange and is a member of other major securities, futures and options exchanges. Intercapital is a registered investment adviser that, along with its subsidiaries, services investment companies, individual accounts and institutional portfolios.

The Merger

         Pursuant to the Merger Agreement, MS Group will be merged with and into Dean Witter Discover and the surviving corporation will be named Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, MAS will be an indirect subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

         Under the terms of the Merger Agreement, each of MS Group's common shares will be converted into the right to receive 1.65 shares of Morgan Stanley, Dean Witter, Discover & Co. common stock and each issued and outstanding share of Dean Witter Discover common stock will remain outstanding and will thereafter represent one share of Morgan Stanley, Dean Witter, Discover & Co. common stock. Following the Merger, MS Group's former shareholders will own approximately 45% and Dean Witter Discover's former shareholders will own approximately 55% of the outstanding shares of common stock of Morgan Stanley, Dean Witter, Discover & Co.

         The Merger is expected to be consummated in mid-1997 and is subject to certain closing conditions, including certain regulatory approvals and the approval of shareholders of both MS Group and Dean Witter Discover.

         The Board of Directors of Morgan Stanley, Dean Witter, Discover & Co. will initially consist of fourteen members, two of whom will be MS Group insiders and two of whom will be Dean Witter Discover insiders. The remaining ten directors will be independent directors, with MS Group and Dean Witter Discover each nominating five of the ten. The Chairman and Chief Executive Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current Chairman and Chief Executive Officer of Dean Witter Discover, Phillip Purcell. The President and Chief Operating Officer of Morgan Stanley, Dean Witter, Discover & Co. will be the current President of MS Group, John Mack.

         MAS does not anticipate any reduction in the quality of services now provided to the Fund and does not expect that the Merger will result in any material changes in the business of MAS or in the manner in which MAS renders services to the Fund. Nor does MAS anticipate that the Merger or any ancillary transactions will have any adverse effect on its ability to fulfill its obligations under the New Advisory Agreement (as defined below) with the Fund or to operate its business in a manner consistent with past business practice.

The Advisory Agreements

         In anticipation of the Merger, the Fund's Trustees, including the Trustees who are not parties to the New Advisory Agreement or interested persons of any such party ("Independent Trustees"), approved a new investment advisory agreement (the "New Advisory Agreement") between the Fund and MAS. The form of New Advisory Agreement is reproduced at Annex A to this Proxy Statement and is identical to the Fund's Current Advisory Agreement except for the dates of execution, effectiveness, and termination. The holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Portfolio of the Fund are being asked to approve the New Advisory Agreement. See "The New Advisory Agreement" below.

         The following summary of the Current Advisory Agreement and the New Advisory Agreement set forth herein is qualified by reference to Annex A.

         The Current Advisory Agreement. The Current Advisory Agreement was last approved by Shareholders of the Fund at a special meeting held on October 6, 1995 for the purpose of voting on such Agreement and became effective for all Portfolios except the Balanced Plus Portfolio on January 3, 1996. The sole shareholder of the Balanced Plus Portfolio approved the Current Advisory Agreement on October 11, 1996. Since October 1, 1995, the Board has (i) reviewed and approved the Current Advisory Agreement, and (ii) voted to increase the amount of the investment advisory fee paid to MAS by the Multi-Asset-Class Portfolio from 0.45% to

0.65%. The increase in the Multi-Asset-Class Portfolio's investment advisory fee was approved by that Portfolio's shareholders at a special meeting of shareholders on December 17, 1996.

         The Current Advisory Agreement provides that MAS, as investment adviser to the Fund, in return for its fee, and subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of each Portfolio, will manage the investment and reinvestment of the assets of each Portfolio of the Fund. In this regard, it is the responsibility of MAS to make investment decisions for each Portfolio and to place each Portfolio's purchase and sale orders for investment securities. The Current Advisory Agreement states that MAS will provide adequate office space, facilities and personnel to perform its advisory services for the Fund.

         The Current Advisory Agreement has an initial term of two years from January 6, 1996, and thereafter continues for successive annual periods, provided that such continuation is approved at least annually by the Fund's Independent Trustees or by vote of the holders of a majority of a Portfolio's outstanding voting securities, as well as by a majority of the Fund's Trustees. The Current Advisory Agreement may be terminated by any Portfolio at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to MAS. The Current Advisory Agreement may be terminated by MAS at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. The Current Advisory Agreement automatically terminates in the event of its assignment.

         The Current Advisory Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of MAS in performance of its obligations and duties, (ii) reckless disregard by MAS of its obligations and duties, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, MAS shall not be liable to the Fund, or to any Shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in connection with rendering services under the respective agreements, including for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Fund.

         As compensation for the services rendered by MAS under the Current Advisory Agreement, each Portfolio pays MAS an advisory fee calculated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average daily net assets. The annual rate paid by each Portfolio will remain unchanged under the New Advisory Agreement. The annual rate payable to MAS by each Portfolio under the Current and New Advisory Agreements, and the actual amounts paid by each, net of any waivers or reimbursements, during the fiscal year ended September 30, 1996 are set forth below:

--------------------------------------------------------------------------------
|Portfolio                       |  Annual Rate (%)*  | Advisory Fee ($000's)**|
--------------------------------------------------------------------------------

Advisory Foreign Fixed Income             .375                  0
Advisory Mortgage                         .375                  0
Balanced                                  .450                1,521
Balanced Plus                             .550                 ***
Cash Reserves                             .250                 138
Domestic Fixed Income                     .375                 257
Emerging Markets                          .750                 286
Equity                                    .500                7,785
Fixed Income                              .375                5,917
Fixed Income II                           .375                 773
Global Fixed Income                       .375                 205
Growth                                    .500                 ***
High Yield                                .375                1,073
Intermediate Duration                     .375                 52
International Equity                      .500                3,458
International Fixed Income                .375                 555
Limited Duration                          .300                 351
Mid Cap Growth                            .500                1,986
Mid Cap Value                             .750                 188
Mortgage-Backed Securities                .375                 177
Multi-Asset-Class                         .650 ****            635
Municipal                                 .375                 167
PA Municipal                              .375                  77
Small Cap Value                           .750                3,464
Special Purpose Fixed Income              .375                1,517
Value                                     .500                7,716
Total Advisory Fees Paid to
  MAS by Fund                                                 _____

* MAS has voluntarily agreed to waive its advisory fees to the extent necessary, if any, to keep the Institutional Class Shares of the Advisory Foreign Fixed Income, Advisory Mortgage, Cash Reserves, Domestic Fixed

     Income, Emerging Markets, Intermediate Duration, Limited Duration, Mid Cap Value, Mortgage-Backed Securities, Multi-Asset-Class, Municipal, and PA Municipal Portfolios' total annual operating expenses from exceeding .150%, .080%, .320%, .500%, 1.180%, .520%, .420%, .880%,
     .500%, .780% .500%, and .500% of its average daily net assets, respectively.

** Advisory fees (in thousands) voluntarily waived by MAS amounted to $1,933 for the Advisory Foreign Fixed Income Portfolio, $6,056 for the Advisory Mortgage Portfolio, $52 for the Cash Reserves Portfolio, $8 for the Domestic Fixed Income Portfolio, $42 for the Emerging Markets Portfolio, $18 for the Intermediate Duration Portfolio, $46 for the Mid Cap Value Portfolio, $21 for the Mortgage-Backed Securities Portfolio, $112 for the Multi-Asset-Class Portfolio, $38 for the Municipal Portfolio, and $30 for the PA Municipal Portfolio.

***  Not in operation during the period.

**** The advisory fee payable by the Multi-Asset-Class Portfolio under the Current Advisory Agreement was increased to 0.650% from 0.450% by vote of the Shareholders of that Portfolio at a Special Meeting held on December 17, 1996. The fee increase was effective as of December 17, 1996.

         The New Advisory Agreement. The Board of Trustees held a meeting on February 27, 1997, at which the Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement for the Fund and recommended the agreement for approval by the Shareholders of the Fund. The form of the New Advisory Agreement is attached as Annex A. The form of the New Advisory Agreement is identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and termination. If approved, the New Advisory Agreement will take effect upon the later to occur of (i) the obtaining of Shareholder approval or (ii) the closing of the Merger. The New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

         The investment advisory fee as a percentage of net assets payable by each Portfolio of the Fund will be the same under the New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under the New Advisory Agreement had been effect for the Fund's most recently completed fiscal year, advisory fees paid to MAS by the Fund would have been identical to those paid under the Current Advisory Agreement.

         Prior to approving the New Advisory Agreement on February 27, 1997, the Fund's Independent Trustees held three special meetings to consider and discuss the proposal to approve a New Advisory Agreement with MAS in light of the proposed Merger, resulting in MAS's ownership by Morgan Stanley, Dean Witter, Discover & Co. In connection with these meetings, the Independent Trustees requested and were provided with written information regarding MAS, MS Group, Dean Witter Discover, and the proposed Merger. Officials of MAS, MSAM, and their affiliates met with the Independent Trustees and answered questions from the Trustees about the Merger and the future plans and intentions of MAS, MS Group, and their affiliates, and Morgan Stanley, Dean Witter, Discover & Co. Counsel to the Independent Trustees participated in these meetings and assisted the Independent Trustees in requesting information from MAS and MS Group, analyzing the Merger, and evaluating the potential effects of the Merger on MAS and the Fund. In addition, counsel to the Fund and counsel to the Independent Trustees jointly prepared and distributed an analysis of the Trustees' fiduciary duties in connection with their consideration of the New Advisory Agreement.

         In their consideration of the New Advisory Agreement, the Independent Trustees focused principally on the effect that the Merger would have on MAS's investment process, key personnel, and culture. In this regard, they requested and received information concerning the relationship of MAS with MS Group, its affiliates, and Morgan Stanley, Dean Witter, Discover & Co. following the Merger, with particular emphasis on these issues. The Trustees received assurances that MAS would continue to be operated as a separate business unit. The Independent Trustees also focused on the retention record that MAS has had with respect to its portfolio managers and other key personnel and questioned whether the Merger might have a negative effect on MAS's ability to retain these people. In this regard, the Trustees received assurances from MAS that retention of key personnel would remain a high priority following the Merger.

         The Trustees were informed that it was intended that the investment management philosophy, policies, and strategies currently pursued by MAS for the Fund would not be affected by the Merger. The Trustees received assurances from the MS Group that there would be no changes in the portfolio managers who manage each Portfolio's assets as a result of the Merger. The Trustees were provided with information satisfactory to them with respect to the financial resources of MAS following the Merger, and the commitment of MS Group and Dean Witter Discover to the continuance, or enhancement, without interruption, of services of the quality and type currently provided by MAS to the Fund. In this regard, the Trustees were informed of the resources of Morgan Stanley, Dean Witter, Discover & Co. to be made available to MAS. The Trustees also considered the expertise of Dean Witter Discover and its affiliates in the asset management business. Finally, the Trustees were informed that MAS currently had no plans to discontinue the existing voluntary fee waiver and expense reimbursement programs as a result of the Transaction, and that the Fund would not bear any of the expenses incurred by the Fund as a result of the Transaction, including any of the expenses of the preparation and mailing of this proxy statement, as it concerns the approval of the New Advisory Agreement.

         In addition to information relating to the Merger, MAS provided the Trustees with information to update the information provided to the Trustees relating to the factors the Trustees had considered in connection with the renewal of the Current Advisory Agreement in May 1996. These factors included, but were not limited to the following: the historic performance of the

Portfolios as compared to relevant industry indices and comparable investment companies; the nature and quality of the services expected to be rendered to the Fund by MAS and the costs associated with such services; the terms of the Current Advisory Agreement and the fees payable thereunder to MAS as compared to fees paid by similar investment companies; the benefits accruing to MAS as a result of its affiliation with the Fund; the profitability of MAS; and the history, reputation, qualification and background of MAS. The Trustees indicated that they would conduct a full review of the New Advisory Agreement based on these and other factors that they deem relevant at the next meeting of the Board in May 1997.

         MAS has advised the Board of Trustees that it expects that there will be no dilution in the scope or quality of advisory services provided to the Fund as a result of the Merger. Accordingly, the Board of Trustees believes that the Fund should receive investment advisory services under the New Advisory Agreement equal or superior to those currently received under the Current Advisory Agreement, at the same fee levels.

         The Trustees also considered the effect on the Fund of MAS becoming an affiliated person of Morgan Stanley, Dean Witter, Discover & Co. Following the Merger, the 1940 Act will prohibit or impose certain conditions on the ability of the Fund to engage in certain transactions with Morgan Stanley, Dean Witter, Discover & Co. and its affiliates. For example, absent exemptive relief the Fund will be prohibited from purchasing securities from Morgan Stanley and DWR in transactions in which either Morgan Stanley or DWR act as principal. Currently the Fund is prohibited from making such purchases in only those transactions in which Morgan Stanley or an affiliate acts as principal. The Fund will also have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley or DWR is acting as an underwriter. The Fund is already required to satisfy such conditions when engaging in transactions in which Morgan Stanley or an affiliate is acting as an underwriter. In this connection, MAS provided assurances to the Trustees that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Fund.

         After consideration of the above factors and such other factors and information that the Board deemed relevant, the Trustees, including the Independent Trustees, unanimously approved the New Advisory Agreement with respect to the Fund and voted to recommend its approval to the Shareholders of the Fund.

         In the event that Shareholders of the Fund do not approve the New Advisory Agreement, the Board will take such action as it deems in the best interest of the Fund and its Shareholders, which may include proposing that Shareholders approve an agreement in lieu of the New Advisory Agreement. If the Merger is not consummated, MAS would continue to serve as investment adviser of the Fund pursuant to the terms of the Current Advisory Agreement.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

PROPOSAL II.    ELECTION OF TRUSTEES

Background

         At the meeting, six Trustees are to be elected. Four of the six nominees are standing for reelection. Two of the nominees, Messrs. Gerrity and McLean, were appointed to the Board by vote of the Independent Trustees. Of the six nominees, Mr. Bennett has served since November 1993, Mr. Gerrity has served since November 1996, Mr. Healey has served since November 1993, Mr. Kearns has served since August 1994, Mr. McLean has served since February 1996, and Mr. Morong has served since August 1993.

         If all six nominees are elected, over 80% of the six Trustees composing the Fund's Board will be Independent Trustees. Because the Fund does not hold regular annual Shareholder meetings, each nominee, if elected, will hold office until his successor is elected and qualified.

         The nominees for election as Trustees are listed below. All of the nominees have consented to being named in this proxy statement and to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power to vote for such person or persons as the Nominating Committee of the Fund may recommend. The Fund knows of no reason why any nominee would be unable or unwilling to serve if elected.

Information Regarding Nominees

         The following information is provided for each nominee: name; position with the Fund; age; length of Trusteeship; principal occupation(s) or employment during the past five years; and directorships with other companies which file reports periodically with the Securities and Exchange Commission.


Name and Position with
Fund                          Age              Trustee Since         Principal Occupation; Directorships
----------------------        ---              -------------         -----------------------------------

* Thomas L. Bennett           49               November 1993         Portfolio Manager and Member of the Executive
Chairman of the Board                                                Committee, Miller Anderson & Sherrerd, LLP;
                                                                     Director, MAS Fund Distribution, Inc.; Managing
                                                                     Director, Morgan Stanley

Thomas P. Gerrity             55               November 1996         Dean and Reliance Professor of Management and
Trustee                                                              Private Enterprise, Wharton School of Business,
                                                                     University of Pennsylvania; Director, Digital
                                                                     Equipment Corporation; Director, Sun Company,
                                                                     Inc.; Director, Federal National Mortgage
                                                                     Association; Director, Reliance Group Holdings;
                                                                     Director, CVS Corporation, Union Carbide Corporation.

Joseph P. Healey              54               November 1993         Headmaster, Haverford School; formerly Dean,
Trustee                                                              Hobart College; Associate Dean, William & Mary
                                                                     College

Joseph J. Kearns              54               August 1994           Chief Financial Officer, The J. Paul Getty Trust;
Trustee                                                              Director, Electro Rent Corporation; Trustee
                                                                     Southern California Edison Nuclear
                                                                     Decommissioning Trust; Director, The Ford
                                                                     Family Foundation.

Vincent McLean                65               February 1996         Director, Alexander and Alexander Services, Inc.;
Trustee                                                              Director, Legal and General America, Inc.
                                                                     Director, William Penn Life Insurance Company of
                                                                     New York; formerly Executive Vice President, Chief
                                                                     Financial Officer, Director and Member of the
                                                                     Executive Committee of Sperry Corporation (now part
                                                                     of Unisys Corporation).

C. Oscar Morong, Jr.          61               August 1993           Managing Director, Morong Capital
Trustee                                                              Management; Director, Ministers and
                                                                     Missionaries Benefit Board of American Baptist
                                                                     Churches, The Indonesia Fund, and The Landmark
                                                                     Funds; formerly Senior Vice President and
                                                                     Investment Manager for CREF, TIAA-CREF Investment
                                                                     Management, Inc.

* Mr. Bennett, as an officer of MAS, is an "interested person" of the Fund as defined by Section 2(a)(19) of the Investment Company Act.

         As of ___________, 1997, the number of shares of the Fund beneficially owned by (i) each Trustee and (ii) all officers and Trustees as a group, and the percent of the shares of the Fund so owned, were as follows:



Name                            Portfolio         Shares Owned        Percent of Outstanding Shares
----                            ---------         ------------        -----------------------------
Thomas L. Bennett
Thomas P. Gerrity
Joseph P. Healey
Joseph J. Kearns
Vincent R. McLean
C. Oscar Morong, Jr.
Officers and Trustees as a
Group

*  Less than 1%.

** Mr. Kearns is Chief Financial Officer of The J. Paul Getty Trust
   ("Getty"). Mr. Morong is a Director of the Ministers and Missionaries Benefit Board of American Baptist Churches ("Ministers"). The J. Paul Getty Trust and the Ministers and Missionaries Benefit Board of American Baptist Churches beneficially owned the number of shares and the percentage of the shares of each Portfolio as of __________, 1997 set forth below. Mr. Kearns and Mr. Morong disclaim beneficial ownership of such shares.


                                                       Percentage of Portfolio's
Portfolio     Beneficial Owner      Shares Owned       Outstanding Shares
---------     ----------------      ------------       -------------------------



* Less than 1%.

         As part of MS Group's acquisition of MAS in January 1996, the then-partners of MAS, including Thomas Bennett, Chairman of the Fund's Board of Trustees, sold their partnership interests in MAS to MSAM Holdings for cash and securities of MS Group. There have been no other purchases or sales of MAS's partnership interests, or of securities issued by any affiliate of MAS, by any Trustee or nominee since the beginning of the Fund's current fiscal year ending September 30, 1996. Other than Mr. Bennett, no Trustee or nominee has had during the past five years any material interest, direct or indirect, in MAS.

Board Approval of the Election of Trustees

         The Board of Trustees has recommended that Shareholders vote for each of the nominees for Trustee named herein. In recommending that Shareholders elect the nominees as Trustees of the Fund, the Board considered the nominees' experience and qualifications.

Shareholder Approval of the Election of Trustees

           If the nominees are not approved by the Shareholders of the Fund, the Board will consider alternative nominations. A meeting may be called by Shareholders holding at least 10% of the Shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case Shareholders may receive assistance in communicating with other Shareholders as if the provisions contained in Section 16(c) of the Investment Company Act applied.

Trustee Compensation

         The Fund pays each Trustee who is not also an officer or affiliated person of the Fund a fee for each Board of Trustees' meeting attended, plus travel and other expenses incurred in attending such meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees. The Fund's officers are paid by MAS. During the fiscal year ended September 30, 1996, the Fund paid $____________ in fees and expenses to the Independent Trustees. The compensation paid by the Fund to each of its Trustees serving during the fiscal year ended September 30, 1996 is set forth in the compensation table below. Each of the Independent Trustees defers receipt of part or all of his compensation under an unfunded Deferred Compensation Plan. The amounts deferred by each Trustee are credited with gains and losses if they were invested in Portfolios of the Fund selected by that Trustee.


                            Aggregate              Pension or Retirement      Estimated Annual       Total
                            Compensation           Benefits Accrued as Part   Benefits upon          Compensation
Name of Trustee (1)         from the Fund (4)      of Fund Expenses           Retirement             from the Fund
---------------             -------------          ----------------           ----------             -------------
Thomas L. Bennett*               $0                        $0                    $0                       $0
Thomas P. Gerrity (2)            $0                        $0                    $0                       $0
Joseph P. Healey             $40,000 (5)                   $0                    $0                     $40,000
Joseph J. Kearns             $40,000 (5)                   $0                    $0                     $40,000
Vincent R. McLean (3)        $27,000 (5)                   $0                    $0                     $27,000
C. Oscar Morong, Jr.         $40,000 (5)                   $0                    $0                     $40,000

* Mr. Bennett is an "interested person" of the Fund as that term is defined in the Investment Company Act.

(1) David P. Eastburn resigned as a Trustee to the Fund in February 1996. Mr. Eastburn received compensation of $22,000 from the Fund for the part of the year that he served as a Trustee.

(2) Mr. Gerrity became a Trustee after the end of the fiscal year end of September 30, 1996.

(3) Mr. McLean became a Trustee on February 29, 1996.

(4) Includes amounts deferred from quarterly meeting fees at the election of Trustees under a deferred compensation plan which was established during the fiscal year ended September 30, 1996. Does not include out-of-pocket expenses of __________ paid to Independent Trustees.

(5) In addition, each Trustee has deferred his retainer of $12,000 under the deferred compensation plan.

Board Meetings and Committees

         The Board of Trustees has an Audit Committee, a Nominating Committee and a Valuation Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, Messrs. Gerrity, Healey, Kearns, McLean and Morong are members of the Audit Committee. The Audit Committee reviews with the Fund's independent auditors, among other things, the scope of the annual audit, the financial procedures of the Fund, and the type of services to be rendered by the Fund's independent auditors. The Nominating Committee, which currently consists of all of the Independent Trustees, nominates for election as Trustee candidates who may be either interested persons or non-interested persons of the Fund. The Nominating Committee will consider nominees recommended by Shareholders, which recommendation should be submitted to the Committee in care of the Secretary of the Fund. The Valuation Committee, currently consisting of Messrs. Bennett and Morong, meets from time to time as necessary to value any securities held by the Fund for which market quotations are not available through the Fund's usual pricing procedures. The Valuation Committee also is authorized to act for the Board of Trustees in monitoring the Cash Reserves Portfolio's net asset value and compliance with Rule 2a-7 under the Investment Company Act.

         During the Fund's fiscal year ended September 30, 1996, there were four meetings of the Board of Trustees, 2 meetings of the Audit Committee, 2 meetings of the Nominating Committee, and no meetings of the Valuation Committee. Each Trustee attended 75% or more of the aggregate number of Board meetings and applicable committee meetings held during the period for which he or she was a Trustee.

                  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS
             THAT YOU VOTE FOR THE ELECTION OF ALL OF THE NOMINEES.
                                  ___________________

PROPOSAL III.        RATIFICATION OF SELECTION OF INDEPENDENT
                     ACCOUNTANTS

         Price Waterhouse LLP has been selected as the Fund's independent accountants for the current fiscal year by vote of the Board of Trustees, including a majority of the Independent Trustees. The employment of Price Waterhouse LLP is conditional upon the right of the Fund, by vote of a majority of its outstanding shares, to terminate the employment without any penalties. Adoption of this proposal is not conditioned upon consummation of the Merger.

         Price Waterhouse LLP has acted as the Fund's independent accountants since the Fund's inception. If the Fund's shareholders do not ratify the selection of Price Waterhouse LLP, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Price Waterhouse LLP are not expected to be present at the Meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Price Waterhouse LLP are present, they will be available to respond to appropriate questions from shareholders.

                THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT
                YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF
                           THE INDEPENDENT ACCOUNTANT.
                              ____________________

PROPOSAL IV.      APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVE
                  OF THE DOMESTIC FIXED INCOME PORTFOLIO.

The Trustees have approved a proposal to amend the Domestic Fixed Income Portfolio's investment objective. Currently, the Portfolio's investment objective is:

                  To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities, corporate bonds rated A or higher, and other fixed-income securities rated A or higher of domestic issuers. The Portfolio's average weighted maturity will ordinarily be greater than five years.

Subject to shareholder approval, the Trustees have adopted the following amended investment objective:

                  To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities of domestic issuers.

Further, the Board has established an operating policy that may be changed only with the Board's approval to the effect that the Portfolio may invest up to 20% of its assets in fixed-income securities rated BBB, or its equivalent. The reasons for and the effects of this change are discussed under Discussion of Proposals IV and V, below.

PROPOSAL V.       APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVE
                  OF THE FIXED INCOME PORTFOLIO II.

The Trustees have approved a proposal to amend the Fixed Income Portfolio II's investment objective. Currently, the Portfolio's investment objective is:

                  To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities, investment grade corporate bonds and other fixed-income securities (rated A or higher). The Portfolio's average weighted maturity will ordinarily be greater than five years.

Subject to shareholder approval, the Trustees have adopted the following amended investment objective:

                  To achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in a diversified portfolio of U.S. Government securities and other investment grade fixed-income securities.

Discussion of Proposals IV and V.

         The change in the investment objective of each Portfolio is designed to permit MAS, greater flexibility in managing each Portfolio's investments. The restated objective will permit each Portfolio to invest in any investment grade fixed income securities, including fixed income securities with a rating of BBB or its equivalent. Either Portfolio also would be permitted to invest in unrated fixed income securities if MAS considers the risks involved in owning those securities to be equivalent to the risks involved in holding investment grade fixed income securities. The Domestic Fixed Income Portfolio would be permitted, under an investment policy adopted by MAS and approved by the Board, to invest up to 20% of its assets in securities rated BBB, or its equivalent. The Fixed Income Portfolio II would be permitted to invest in BBB-rated (or equivalent) securities to an unlimited extent. In each case, the deletion of the reference to "corporate bonds" is intended to clarify that the Portfolios may invest in any fixed income securities that otherwise are consistent with the Portfolios' investment objectives and policies.

         If Shareholders approve the proposed changes in the Portfolios' investment objectives, each Portfolio will continue to seek to achieve above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing in U.S. Government securities and other fixed income securities (limited, in the case of the Domestic Fixed Income Portfolio, to domestic issuers) meeting the Portfolios' rating requirements.

         Investment grade fixed income securities generally include securities rated BBB or higher by Standard & Poor's Ratings Group, and Baa or higher by Moody's Investors Service, Inc. Fixed income securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. While a BBB-rated fixed income security normally will have adequate protection against default, adverse economic conditions or changing circumstances are more likely to weaken the issuer's ability to pay interest and repay principal than would be the case with securities in higher rating categories. MAS believes that it can enhance the Portfolios' total return by investing a portion of their assets in securities rated BBB and that excluding BBB-rated securities may hurt the Portfolios' performance. While adding BBB-rated securities to the Portfolios will expose them to somewhat greater risk, MAS believes that the added risk is outweighed by the potential gains that may be achieved. Of course, there is no assurance that the Portfolios will successfully achieve these results.

         Each Portfolio's investment objective also is proposed to be amended to delete the statement that the Portfolio's average weighted maturity will ordinarily be greater than five years. While MAS intends to continue to manage the Portfolios in such a way that their average weighted maturities will ordinarily exceed five years, it believes that additional flexibility is needed so that it can respond to changing market conditions.

         Each Portfolio needs the approval of its shareholders in order to amend its investment objective. If either Portfolio's Proposal is not approved, that Portfolio's current investment objective will remain unchanged and the Trustees will consider other appropriate alternatives.

                   THE BOARD OF TRUSTEES, INCLUDING ALL OF THE
               INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS
           OF THE DOMESTIC FIXED INCOME AND FIXED INCOME II PORTFOLIOS
              VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO THE
                  RESPECTIVE PORTFOLIO'S INVESTMENT OBJECTIVES.
                              ____________________

              GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

Officers of the Fund and MAS

         Information about the Fund's principal executive officers, including their names, ages, positions with the Fund, length of such positions and principal occupation or employment during the past five years, is set forth below.



                                   Principal Occupation or Employment for the Past Five
Name                      Age      Years
----                      ---      ----------------------------------------------------
James D. Schmid           46       President of the Fund since November 1993; Principal,
                                   Morgan Stanley; Head of Mutual Funds, Miller Anderson
                                   & Sherrerd, LLP; Director, MAS Fund Distribution, Inc.;
                                   Chairman of the Board, The Minerva Fund, Inc.;
                                   formerly, Vice President, Chase Manhattan Bank

Lorraine Truten           35       Vice President of the Fund since 1991; Principal, Morgan
                                   Stanley; Head of Mutual Fund Services, Miller Anderson
                                   & Sherrerd, LLP; President, MAS Fund Distribution, Inc.

Douglas W. Kugler         35       Treasurer of the Fund since November 1992; Vice
                                   President, Morgan Stanley; Head of Mutual Fund
                                   Administration, Miller Anderson & Sherrerd, LLP;
                                   formerly Assistant Vice President, Provident Financial
                                   Processing Corporation

John H. Grady, Jr.        35       Secretary of the Fund since July 1995; Partner, Morgan
                                   Lewis & Bockius, LLP; formerly Attorney, Ropes &
                                   Gray

         One Trustee and certain officers of the Fund are also officers or employees of MAS. The tables above describe the positions held by the Trustee, Mr. Bennett, and three of the officers, Messrs. Schmid and Kugler and Ms. Truten. In addition, Marion S. Mitchell, Assistant Secretary of the Fund, is Manager of Client Service Administration with MAS.

Distribution of Shares

         MAS Fund Distribution, Inc.("MASDI"), a wholly-owned subsidiary of MAS, One Tower Bridge, P.O. Box 868, West Conshohocken, Pennsylvania, is the distributor for the Fund pursuant to a Distribution Agreement. At their February 27, 1997 meeting, the Fund's Board of Trustees approved a new Distribution Agreement with MASDI to be effective upon consummation of the Merger.

         The Fund's Distribution Plan provides that the Adviser Class Shares will pay MASDI a distribution fee which MASDI can use to compensate broker-dealers and service providers who provide distribution services to Adviser Class Shareholders or their customers who beneficially own Adviser Class Shares. For the fiscal year ended September 30, 1996, the Fund paid MASDI

$855 in distribution fees pursuant to the Distribution Plan. It is anticipated that this arrangement with MASDI will continue after the consummation of the Merger.

Officers and Directors of MASDI

         Information about officers and directors of MASDI, including their positions with MASDI, MAS, and the Fund as of ___________, 1997, is presented below.


                                                                 Position with Miller Anderson & Sherrerd, LLP and
Name                               Position with MASDI           MAS Funds
----                               -------------------           -------------------------------------------------
Thomas L. Bennett                  Director                      Chairman, MAS Funds; Portfolio Manager and Member
                                                                 of the Executive Committee, Miller Anderson &
                                                                 Sherrerd, LLP; Director, MAS Fund Distribution, Inc.;
                                                                 Managing Director, Morgan Stanley

Gary G. Schlarbaum                 Director                      Portfolio Manager and Member of the Executive
                                                                 Committee, Miller Anderson & Sherrerd, LLP;
                                                                 Managing Director, Morgan Stanley

James D. Schmid                    Director                      President of the Fund since November 1993; Principal,
                                                                 Morgan Stanley; Head of Mutual Funds, Miller
                                                                 Anderson & Sherrerd, LLP; Director, MAS Fund
                                                                 Distribution, Inc.; Chairman of the Board, The Minerva
                                                                 Fund, Inc.

Marna C. Whittington               Chief Executive Officer       Member of the Executive Committee, Miller Anderson
                                                                 & Sherrerd, LLP; Managing Director, Morgan Stanley

Lorraine Truten                    President                     Head of Mutual Fund Administration, Miller Anderson
                                                                 & Sherrerd, LLP; Principal, Morgan Stanley; Vice
                                                                 President, MAS Funds

Ronald R. Reese                    Secretary/Treasurer           Principal - Finance, Miller Anderson & Sherrerd, LLP;
                                                                 Principal, Morgan Stanley

Paul Frick                         Compliance Officer            Vice President - Compliance, Miller Anderson &
                                                                 Sherrerd, LLP; Vice President, Morgan Stanley

Shareholder Service Agreement

         The Fund has entered into a Shareholder Service Agreement with MASDI whereby MASDI will compensate service providers who provide certain services to clients who beneficially own Investment Class shares of the Fund's portfolios. During the fiscal year ended September 30, 1996, the Fund paid $5,739 to compensate MASDI under this Shareholder Service Agreement. It is anticipated that this arrangement with MASDI will continue after the consummation of the Merger.

Fund Administration

         MAS serves as administrator to the Fund under an administration agreement. Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont St., Boston, MA 02108-3913, provides accounting and other services to the Fund pursuant to a subadministration agreement with MAS.

Custody

         Morgan Stanley Trust Company (NY) ("MSTC"), an affiliate of MAS and MS Group, serves as one of the Fund's custodians. MSTC holds cash, securities and other assets for certain Portfolios of the Fund as required by the 1940 Act. For the fiscal year ended September 30, 1996, the Fund paid MSTC $_________ for these services.

Beneficial Owners

         The following table sets forth certain information as of March 10, 1997 concerning each person or entity who is a beneficial owner of more than 5% of the Shares of the Portfolio because he, she or it possessed or shared voting or investment power with respect to such Shares.


                                                              Percentage of
Portfolio    Beneficial Owner    Shares Beneficially Owned    Portfolio's Shares
---------    ----------------    -------------------------    ------------------

Portfolio Transactions

         MAS is authorized to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and to use its best efforts to obtain the most favorable execution with respect to all transactions for the Fund. MAS may, however, consistent with the best interests of the Fund, also select brokers on the basis of the research, statistical, and pricing services they provide to the Fund. Research services furnished by brokers through whom the Fund effects securities transactions may be used by MAS in managing all of its accounts, and not all such services may be used by MAS in connection with the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that any such commission is paid in compliance with the Securities Exchange Act of 1934, as amended. It is not the Fund's practice to allocate brokerage or principal business on the basis of sales of Fund shares made through intermediary brokers or dealers. However, MAS may place portfolio securities orders for Portfolios with qualified broker-dealers who recommend the Fund or who act as agents in the purchase of shares of the Fund for their clients.

         MAS is an indirect, wholly-owned subsidiary of MS Group. MS Group also is the parent of Morgan Stanley, a registered broker-dealer. Morgan Stanley, therefore, is an "Affiliated Broker" of the Fund within the meaning of the rules under the Securities Exchange Act of 1934. For the fiscal year ended September 30, 1996, the Fund paid $453,834 in commissions to Morgan Stanley, which constituted 2.49% of all brokerage commissions paid by the Fund for the year.

Expenses

         All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by MAS or its affiliates with respect to Proposal I. The Fund will not pay for the expenses relating to the approval of Proposal I. The Fund will pay such costs as they relate to Proposals II through V. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

         In order to obtain the necessary quorum at the Meeting, additional solicitation may be made in person or by mail or telephone by representatives of the Fund, MAS, its affiliates, or by Management Information Service Corporation ("MIS"), a solicitation firm located in Norwell, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $30,000. The cost of MIS's services will be allocated between MAS and the Fund in the same manner as other costs relating to the solicitation of proxies, as described above. Likewise, the costs of any additional solicitation and of any adjourned session will be borne by MAS or its affiliates if they relate to Proposal I and by the Fund if they relate to Proposals II through V.

Shareholder Proposals

         As a Pennsylvania business trust, the Fund is not required to hold annual Shareholder meetings. Shareholders who wish to present a proposal for action at the next meeting or suggestions as to nominees for the Board of Trustees should submit the proposal or suggestions to the Secretary of the Fund, John H. Grady, Jr., c/o MAS, One Tower Bridge, West Conshohocken, Pennsylvania 19428 to be considered for inclusion in the Fund's proxy statement for a subsequent meeting.

Other Matters

         The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

         A list of Shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, One Tower Bridge, West Conshohocken, PA 19428 for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

         Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY, NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

[Date]

                                                John H. Grady, Jr.
                                                Secretary

                                                                         ANNEX A

                      FORM OF INVESTMENT ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made this ___ day of , 19 , by and between MAS Funds (the "Fund"), a business trust organized under the laws of the Commonwealth of Pennsylvania, and Miller Anderson & Sherrerd, LLP (or any successor-in-interest (by merger or otherwise) thereto or transferee thereof that does not involve an "assignment" within the meaning of the Investment Company Act of 1940 and that is a limited liability partnership or other entity wholly owned, directly or indirectly, by Morgan Stanley Asset Management Holdings, Inc. and/or its affiliates; Miller Anderson & Sherrerd, LLP or such successor-in-interest or transferee being referred to herein as the "Adviser").

     1. Duties of Adviser. The Fund hereby appoints the Adviser to act as investment adviser to each of the Portfolios listed on Schedule A hereto (the "Portfolios"), for the period and on such terms set forth in this Agreement. The Fund employs the Adviser to manage the investment and reinvestment of the assets of the Portfolios, to continuously review, supervise and administer the investment program of each of the Portfolios, to determine in its discretion the securities to be purchased or sold and the portion of each such Portfolio's assets to be held uninvested, to provide the Fund with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's officers and Board of Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Trustees of the Fund, and in compliance with the objectives, policies and limitations set forth in the Fund's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for each of the Portfolios and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Trustees of the Fund, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Trustees of the Fund such information relating to portfolio transactions as they may reasonably request.

     3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, the Fund shall pay to the Adviser at the end of each of the Fund's fiscal quarters, an advisory fee calculated by applying a quarterly rate, based on the annual percentage rates set forth opposite each Portfolio's name on Schedule A hereto, to each Portfolio's average daily net assets for the quarter.

        In the event of termination of this Agreement, the fee provided under this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

     4. Other Services. At the request of the Fund, the Adviser, in its discretion may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to the Fund at the Adviser's cost.

     5. Reports. The Fund and the Adviser agree to furnish to each other current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. Status of Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

     7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act, the Adviser shall not be subject to any liability whatsoever to the Fund, or to any shareholder of the Fund, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of any Portfolio of the Fund.

     8. Permissible Interests. Subject to and in accordance with the Declaration of Trust of the Fund and the Partnership Agreement (or other governing or organizational documents) of the Adviser, Trustees, agents and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as officers or partners, or otherwise; officers, agents and partners of the Adviser are or may be interested in the Fund as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. The effect of any such interrelationships shall be governed by said Declaration of Trust or Partnership Agreement (or other governing or organizational documents) and provisions of the Investment Company Act.

     9. Declaration of Trust. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in Article VIII of the Declaration of Trust of the Fund and agrees that the obligations assumed by the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund. Nor shall the Adviser seek satisfaction of any such obligations from the Trustees or any individual Trustee.

     10. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue until , __________ and thereafter for additional periods of one year from the anniversary thereof, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of each Portfolio of the Fund; provided, however, that if the holders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the Investment Company Act and Rules thereunder. This Agreement may be terminated by any Portfolio of the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at any office of such party.

         As used in this Section 10, the terms "assignment," "interested persons," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and
Section 2(a)(42) of the Investment Company Act.

     11. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of the Fund must be approved (a) by a vote of a majority of those members of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by vote of a majority of the outstanding voting securities of each Portfolio of the Fund.

     12. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of this ____ day of __________, 19__.


MILLER ANDERSON & SHERRERD, LLP                       MAS FUNDS

By ___________________________                   By ___________________________
Name ________________________                    Name: ________________________
Title: ________________________                  Title: _______________________

                                   Schedule A


Portfolio                                         Rate

Advisory Foreign Fixed Income                     .375%
Advisory Mortgage                                 .375%
Balanced                                          .450%
Balanced Plus                                     .550%
Cash Reserves                                     .250%
Domestic Fixed Income                             .375%
Emerging Markets                                  .750%
Equity                                            .500%
Fixed Income                                      .375%
Fixed Income II                                   .375%
Global Fixed Income                               .375%
Growth                                            .500%
High Yield                                        .375%
Intermediate Duration                             .375%
International Fixed Income                        .375%
International Equity                              .500%
Limited Duration                                  .300%
Mid Cap Growth                                    .500%
Mid Cap Value                                     .750%
Mortgage-Backed Securities                        .375%
Multi-Asset-Class                                 .650%
Municipal                                         .375%
PA Municipal                                      .375%
Small Cap Value                                   .750%
Special Purpose Fixed Income                      .375%
Value                                             .500%

                                                                         ANNEX B

Other Registered Investment Companies or Portfolios Managed by MAS .


Fund                                  Net Assets ($000) as of        Annual Fee
----                                  -----------------------        ----------
Morgan Stanley Mid Cap Growth
Fund (Morgan Stanley Fund)

Morgan Stanley Value Fund
(Morgan Stanley Fund)

Fixed Income Portfolio (Morgan
Stanley Universal Funds)

High Yield Portfolio (Morgan
Stanley Universal Funds)

Core Equity Portfolio (Morgan
Stanley Universal Funds)

Value Portfolio (Morgan Stanley
Universal Funds)

Mid Cap Growth Portfolio
(Morgan Stanley Universal Funds)

Mid Cap Value Portfolio (Morgan
Stanley Universal Funds)

International Fixed Income
Portfolio (Morgan Stanley
Universal Funds)

Balanced Portfolio (Morgan
Stanley Universal Funds)

Multi-Asset-Class Portfolio
(Morgan Stanley Universal Funds)

Growth Fund (Allmerica Funds)

                                                                     .500% on first $50 million
                                                                     .375% on next $50 million
                                                                     .250% on next $400 million
                                                                     .200% on next $350 million
                                                                     .150% over $850 million



                                        6







MAS Value Portfolio (LPT                                             .625% on first $25 million
Variable Insurance Series Trust)                                     .375% on next $75 million
                                                                     .250% on next $400 million
                                                                     .200% over $500 million

Equity Portfolio (Minerva Fund)                                      .500%*

Fixed Income Portfolio (Republic                                     .375% on first $50 million
Portfolios)                                                          .250% on next $45 million
                                                                     $300,000 on assets between
                                                                           $95 and $150 million
                                                                     .200% on assets between
                                                                           $150 and $250 million
                                                                     .150% over $250 million

Money Market Income (William                                         .375% on first $50 million
Penn Interest Income Fund)                                           .250% on next $50 million
                                                                     .200% over $100 million

Pennsylvania Tax-Free Income                                         .375% on first $50 million
(William Penn Interest Income                                        .250% on next $50 million
Fund)                                                                .200% over $100 million

Quality Income (William Penn                                         .375% on first $50 million
Interest Income Fund)                                                .250% on next $50 million
                                                                     .200% over $100 million

U.S. Government Securities                                           .375% on first $50 million
Income (William Penn Interest                                        .250% on next $50 million
Income Fund)                                                         .200% over $100 million

     * Miller Anderson & Sherrerd, LLP is a participant in a joint venture which serves as the investment adviser of the Minerva Fund. The Minerva Fund's advisory fees are paid to the joint venture, thereby resulting in indirect compensation to Miller Anderson & Sherrerd, LLP. Miller Anderson & Sherrerd, LLP receives no further compensation from the Minerva Fund.

                                    MAS Funds
 Advisory Foreign Fixed Income Portfolio, Advisory Mortgage Portfolio, Balanced
     Portfolio, Cash Reserves Portfolio, Emerging Markets Portfolio, Equity Portfolio, Fixed Income Portfolio, Global Fixed Income Portfolio, High Yield
   Portfolio, Intermediate Duration Portfolio, International Equity Portfolio,
    International Fixed Income Portfolio, Limited Duration Portfolio, Mid Cap
      Growth Portfolio, Mid Cap Value Portfolio, Mortgage-Backed-Securities Portfolio, Multi-Asset-Class Portfolio, Municipal Portfolio, PA Municipal
 Portfolio, Small Cap Value Portfolio, Special Purpose Fixed Income Portfolio, and Value Portfolio Proxy for Special Meeting of Shareholders, May 1, 1997


The undersigned Shareholder(s) of the Portfolios of MAS Funds (the "Fund") listed above, revoking previous proxies, hereby appoint(s) Douglas W. Kugler and John H. Grady, Jr., and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 1, 1997, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting on the proposals set forth below and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Fund which recommends a vote "FOR" the following proposals:

I. To approve a new investment advisory agreement between the Fund and Miller Anderson & Sherrerd, LLP, effective upon consummation of the transactions described in the Proxy Statement attached hereto.

               [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

II. To elect the following nominees to the Fund's Board of Trustees: Thomas L. Bennett, Thomas P. Gerrity, Joseph P. Healey, Joseph J. Kearns, Vincent R. McLean, and C. Oscar Morong, Jr.

               [  ]  For all of the Nominees

               [  ]  For all of the Nominees (except those indicated below)

               [  ]  Withhold authority to vote for all of the Nominees

               -------------------------------------------
               If you wish to withhold authority for any nominee, please mark the box entitled "For all of the Nominees (except those indicated below)" and write the nominee's name(s) on the line above.

III. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountant.

               [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

IV.  Not applicable.

V.   Not applicable.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the proposals described above and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, Trustee or guardian, please print your full title below your signature.

Dated: __________ __, 1997         ------------------------------------
                                   Signature

                                   ------------------------------------
                                   Signature

Please date, sign and return promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you do attend the Meeting.

                                    MAS Funds
                         Domestic Fixed Income Portfolio
             Proxy for Special Meeting of Shareholders, May 1, 1997

The undersigned Shareholder(s) of the Domestic Fixed Income Portfolio of MAS Funds (the "Fund"), revoking previous proxies, hereby appoint(s) Douglas W. Kugler and John H. Grady, Jr., and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 1, 1997, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting on the proposals set forth below and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Fund which recommends a vote "FOR" the following proposals:

I. To approve a new investment advisory agreement between the Fund and Miller Anderson & Sherrerd, LLP, effective upon consummation of the transactions described in the Proxy Statement attached hereto.

           [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

II. To elect the following nominees to the Fund's Board of Trustees: Thomas L. Bennett, Thomas P. Gerrity, Joseph P. Healey, Joseph J. Kearns, Vincent R. McLean, and C. Oscar Morong, Jr.

               [  ]  For all of the Nominees

               [  ]  For all of the Nominees (except those indicated below)

               [  ]  Withhold authority to vote for all of the Nominees

               -------------------------------------------
               If you wish to withhold authority for any nominee, please mark the box entitled "For all of the Nominees (except those indicated below)" and write the nominee's name(s) on the line above.

III. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountant.

           [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

IV. To approve a change in the Domestic Fixed Income Portfolio's investment objective to permit the Portfolio to invest in a broader range of investment grade fixed income securities.

           [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

V.   Not applicable.



The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the proposals described above and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, Trustee or guardian, please print your full title below your signature.

Dated: __________ __, 1997         ------------------------------------
                                   Signature

                                   ------------------------------------
                                   Signature

Please date, sign and return promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you do attend the Meeting.

                                    MAS Funds
                            Fixed Income Portfolio II
             Proxy for Special Meeting of Shareholders, May 1, 1997

The undersigned Shareholder(s) of the Fixed Income Portfolio II of MAS Funds (the "Fund"), revoking previous proxies, hereby appoint(s) Douglas W. Kugler and John H. Grady, Jr., and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on May 1, 1997, and any adjournment thereof (the "Meeting"), and to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Meeting on the proposals set forth below and, in accordance with their own discretion, on any other matters properly brought before the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Fund which recommends a vote "FOR" the following proposals:

I. To approve a new investment advisory agreement between the Fund and Miller Anderson & Sherrerd, LLP, effective upon consummation of the transactions described in the Proxy Statement attached hereto.

           [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

II. To elect the following nominees to the Fund's Board of Trustees: Thomas L. Bennett, Thomas P. Gerrity, Joseph P. Healey, Joseph J. Kearns, Vincent R. McLean, and C. Oscar Morong, Jr.

           [  ]  For all of the Nominees

           [  ]  For all of the Nominees (except those indicated below)

           [  ]  Withhold authority to vote for all of the Nominees

               -------------------------------------------
               If you wish to withhold authority for any nominee, please mark the box entitled "For all of the Nominees (except those indicated below)" and write the nominee's name(s) on the line above.

III. To ratify the selection of Price Waterhouse LLP as the Fund's independent accountant.

           [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

IV.  Not applicable.

V. To approve a change in the Fixed Income Portfolio II's investment objective to permit the Portfolio to invest in a broader range of investment grade fixed income securities.

           [  ]  FOR           [  ]  AGAINST            [  ]  ABSTAIN

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees. This proxy will, when properly executed, be voted as directed herein by the signing shareholder. If no contrary direction is given when the duly executed proxy is returned, this proxy will be voted FOR the proposals described above and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, Trustee or guardian, please print your full title below your signature.

Dated: __________ __, 1997         ------------------------------------
                                   Signature

                                   ------------------------------------
                                   Signature

Please date, sign and return promptly whether or not you expect to attend the Meeting. You may nevertheless vote in person if you do attend the Meeting.